EXHIBIT 10.2
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                      _______ ADDENDUM TO SENIOR EXECUTIVE

                         TERMINATION BENEFITS AGREEMENT

         This _____ Addendum to Senior Executive Termination Benefits Agreement ("Addendum") is made and entered into by and between Darling International Inc., a Delaware corporation (the "Company") and ____________ (the "Executive") as of _________, 200_, and modifies that certain Senior Executive Termination Benefits Agreement between the Company and Executive effective as of ___________ __, ____ ("Agreement"), and is as follows:

         WHEREAS, the Agreement was executed for a definite term to have expired on or about _______________ ___, _____; and

         WHEREAS, the Company and the Executive extended the term for a period of time which would expire on or about _______________ ___, _____ pursuant to Addenda to the Agreement; and

         WHEREAS, the Company and Executive desire to extend the term of the Agreement for an additional one year period;

         NOW THEREFORE, in consideration of the covenants set forth herein and other good and valuable consideration, the parties agree as follows:

         (i) The term of the Agreement as set forth in Section 10 of the Agreement shall be extended by a period of one year from _______________ ___, _____. The Agreement shall remain in effect from and after _______________ ___, _____, and shall terminate on _______________ ___, _____.

         (ii) Capitalized Terms used but not defined in this Addendum shall have the same meanings assigned to them in the Agreement.

         (iii) Only the termination provision of the Agreement has been modified and the term extended by this Addendum. All other terms and conditions of the Agreement are ratified and remain in full force and effect.

         WITNESS the execution hereof as of _______________ ___, _____.

COMPANY:                                      EXECUTIVE:

DARLING INTERNATIONAL INC.,
a Delaware Corporation


By:_________________________________          _________________________________
     Randall C. Stuewe,                          Name:
     Chief Executive Officer                     Title:

Date of Signing:____________________          Date of Signing:__________________